©2022 3D Systems, Inc. | All Rights Reserved. First Quarter 2022 Financial Results May 10, 2022 EXHIBIT 99.2

©2021 3D Systems, Inc. | All Rights Reserved.2 Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Jagtar Narula Executive VP and Chief Financial Officer Andrew Johnson Executive VP and Chief Legal Officer Melanie Solomon Investor Relations To participate via phone, please dial: 1-201-689-8345 2

©2022 3D Systems, Inc. | All Rights Reserved. Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward- looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10-K and Part II of our Quarterly Reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3 Forward Looking Statements

©2022 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 4

©2022 3D Systems, Inc. | All Rights Reserved. H e a lt h c a re 5 In d u stria l Focused AM Solutions • Full-service provider, combining hardware, materials, software, and applications expertise to deliver additive manufacturing (AM) solutions to customers • Global footprint that includes customer innovation centers, application engineers, AM facilities, and service teams

©2022 3D Systems, Inc. | All Rights Reserved.6 First Quarter 2022 and Recent Highlights • Delivered double-digit growth, adjusted for divestitures, with Industrial growing over 15% and Healthcare growing 5% year over year • Investing organically to expand drivers of growth and improving core infrastructure in IT, finance and accounting • Strategically investing in product portfolio and business • Enhatch for software solutions directed at the ‘personalized healthcare solutions’ market • Dussur for AM in oil and gas as well as other industrial sectors • Released the world’s first synchronous, dual-laser SLA printer

©2022 3D Systems, Inc. | All Rights Reserved. SLA 750 – The Fastest Stereolithography Printer • Delivers up to 2X speed and 3X throughput for cost-efficient, high-quality production manufacturing • Reinforces our market-leading position in stereolithography • Leverages our portfolio of advanced polymer materials and software capability • Already seeing strong demand in both Healthcare and Industrial

©2022 3D Systems, Inc. | All Rights Reserved. Healthcare Solutions Positive Regulatory Developments Received FDA 510(k) clearance of VSP® Bolus, a solution designed to deliver high- quality patient-specific radiotherapy treatment accessories Under FDA review with clearance expected in 2022

©2022 3D Systems, Inc. | All Rights Reserved.9 In Summary • Strong demand for Additive Manufacturing • Supply chain remains a headwind • Investing strategically • Focus on delivering double-digit topline growth (ex-divestitures) 1

©2022 3D Systems, Inc. | All Rights Reserved. Jagtar Narula Executive VP & Chief Financial Officer 10

©2022 3D Systems, Inc. | All Rights Reserved.11 Q1 Summary • Revenue increased 10.0% excluding divested businesses YoY • GAAP loss per share of ($0.21) decreased YoY due to the gains recognized on businesses divested in 2021 • Non-GAAP loss per share* of ($0.06) decreased YoY due to: • Divestitures in 2021 • Higher spend on core investments to support growth • Impacts from geopolitical events and FX * See Appendix for reconciliation of GAAP and non-GAAP net loss per share.

©2022 3D Systems, Inc. | All Rights Reserved.12 Revenue by Market (Adjusted for Divestitures) $ in millions $59.4 $68.7 Q1 2021 Q1 2022 Industrial Revenue Q1 YoY +15.7% $61.5 $64.3 Q1 2021 Q1 2022 Healthcare Revenue Q1 YoY +4.6% Slowdown in growth driven by supply chain disruptions and introduction of a new product Fifth consecutive quarter of year-over-year growth

©2022 3D Systems, Inc. | All Rights Reserved.13 Gross Profit Margin See appendix for a reconciliation of non-GAAP gross profit. 44% 42% 42% 44% 41% 30% 35% 40% 45% 50% Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Non-GAAP 44% 42% 41% 44% 40% 30% 35% 40% 45% 50% Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 GAAP Gross margin declined due to YoY product mix changes as a result of divestitures, supply chain and logistics headwinds

©2022 3D Systems, Inc. | All Rights Reserved.14 Operating Expenses $66.2 $79.1 $81.5 $70.1 $77.0 $0 $20 $40 $60 $80 $100 $120 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $ in m ill io n s GAAP R&D SG&A $51.2 $55.2 $54.1 $54.3 $57.8 $0 $20 $40 $60 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $ in m ill io n s Non-GAAP R&D SG&A Q1 reflects spending in targeted areas to support future growth and bad debt expense due to Russia exit See appendix for a reconciliation of non-GAAP operating expenses.

©2022 3D Systems, Inc. | All Rights Reserved.15 13.6% 12.4% 10.5% 11.8% 1.4% 0.0% 5.0% 10.0% 15.0% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Adjusted EBITDA Margin Defined as non-GAAP Operating Income plus Depreciation divided by Revenue See appendix for a reconciliation of Non-GAAP Operating Income and Adjusted EBITDA. Key growth and infrastructure investments + Supply chain impacts

©2022 3D Systems, Inc. | All Rights Reserved.16 Strong Balance Sheet • Ended the quarter with $745.6 million dollars of cash and short-term investments on hand • Ample cash to fund organic growth opportunities and potential acquisitions • Subsequent to quarter end, closed acquisitions of Titan Robotics and Kumovis for $80 million cash, net of closing adjustments • Well-positioned to drive recurring revenue growth and greater adoption of AM in Industrial and Healthcare

©2022 3D Systems, Inc. | All Rights Reserved. 17 Narrowed 2022 Outlook Non-GAAP Operating Expenses between $235 million and $250 million Increasing additive manufacturing opportunity driving demand Revenue between $580 million and $625 million Non-GAAP Gross Margins between 40% and 43% Supply chain and geopolitical impacts Investing in talent, hardware, materials, and software platforms to expand market leadership

©2022 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 18

©2022 3D Systems, Inc. | All Rights Reserved. INVESTOR DAY May 16, 2022 Detroit, Michigan Prior to Rapid +TCT Trade Show Join us! Contact Investor Relations investor.relations@3dsystems.com

©2022 3D Systems, Inc. | All Rights Reserved.20 Q&A Session 1-201-689-8345

©2022 3D Systems, Inc. | All Rights Reserved.21 Thank You Find out more at: www.3dsystems.com

©2022 3D Systems, Inc. | All Rights Reserved. Appendix

©2022 3D Systems, Inc. | All Rights Reserved. 3D Systems reports its financial results in accordance with GAAP. Management also reviews and reports certain non-GAAP measures, including: non-GAAP revenue, non-GAAP Gross profit, non-GAAP Gross profit margin, non-GAAP Operating expenses, non-GAAP Operating (loss)/income, non-GAAP Interest and other income/(expense), net, non-GAAP Net income (loss), non-GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin. These non-GAAP measures exclude certain special items that management does not view as part of 3D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results. Management believes that the non-GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period-over-period results. Additionally, management uses the non-GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. 3D Systems’ non-GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies. These non-GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP financial measures is provided in the accompanying schedules. 3D Systems does not provide forward-looking guidance for certain measures on a GAAP basis. The company is unable to provide a quantitative reconciliation of forward-looking non-GAAP gross margins and non-GAAP operating expenses to the most directly comparable forward-looking GAAP measures without unreasonable effort because certain items, including legal, acquisition expenses, stock-compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially. 23 Presentation of Information

©2022 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation – Quarter Ended March 31, 2022 (Unaudited) 24

©2022 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation – Quarter Ended March 31, 2021 (Unaudited) 25

©2022 3D Systems, Inc. | All Rights Reserved. Non-GAAP Operating Income to Adjusted EBITDA Reconciliation 26

©2022 3D Systems, Inc. | All Rights Reserved. Revenue Excluding Divestitures and Related Revenue Growth (in Millions, Unaudited) 27 Quarter Ended March 31, 2022 Quarter Ended March 31, 2021 % Change Revenue, as reported Healthcare $ 64.3 $ 72.5 (11.3) % Industrial 68.7 73.6 (6.7) % Total Revenue, as reported $ 133.0 $ 146.1 (9.0) % Revenue From Divestitures: Healthcare $ — $ 11.0 Industrial — 14.2 Total Revenue $ — $ 25.2 Total Revenue (Excl. Divest.): Healthcare $ 64.3 $ 61.5 4.6 % Industrial 68.7 59.4 15.7 % Total Revenue (Excl. Divest.): $ 133.0 $ 120.9 10.0%